Exhibit 10.20
2022 BASE SALARY TABLE FOR NAMED EXECUTIVE OFFICERS

The 2022 annual base salaries of the following Named Executive Officers of Ameren Corporation (“Ameren”), Union Electric Company (“UE”) and Ameren Illinois Company (“AIC”) (which officers are employed by Ameren and/or an Ameren subsidiary as of February 16, 2022, and were determined to the extent applicable by reference to the Ameren Proxy Statement and the UE and AIC Information Statements for the 2022 annual meetings of shareholders and by reference to the definition of “Named Executive Officer” in Item 402(a)(3) of SEC Regulation S-K) are as follows:

Name, Position and Entities for which Officer is a Named Executive Officer	2022 Base Salary
Warner L. Baxter Executive Chairman - Ameren (Ameren, UE, AIC)	$1,000,000
Martin J. Lyons, Jr. President & CEO - Ameren (Ameren, UE, AIC)	$1,100,000
Michael L. Moehn Executive Vice President and Chief Financial Officer - Ameren, UE and AIC (Ameren, UE, AIC)	$785,000
Richard J. Mark Chairman and President - AIC (Ameren, AIC)	$585,000
Fadi M. Diya Senior Vice President and Chief Nuclear Officer - UE (Ameren, UE)	$570,500
Chonda J. Nwamu Senior Vice President, General Counsel and Secretary - Ameren, UE and AIC (UE, AIC)	$600,000
Bhavani Amirthalingam Senior Vice President & Chief Digital Information Officer – Ameren Services Company (AIC)	$460,000